UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 6, 2014
Date of Earliest Event Reported: June 5, 2014

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 5, 2014, Vertex Energy, Inc. (the “Company”, “we” and “us”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”), pursuant to which the Company agreed to sell to the Investors an aggregate of 2.2 million shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), for $7.75 per Share (a 12.3% discount to the 30 day volume-weighted average price for the Common Stock as of the date the Purchase Agreement was entered into).  Total gross proceeds from the offering of the Shares (the “Offering”) will be $17.1 million.

Craig-Hallum Capital Group LLC (the “Placement Agent”) acted as exclusive placement agent in connection with the Offering. The Placement Agent will receive a commission equal to 7% of gross proceeds, for an aggregate commission of $1.2 million. The total number of Shares that are subject to the Purchase Agreement represent 9.7% of the issued and outstanding shares of Common Stock immediately prior to the entry into the Purchase Agreement. The Company intends to use the net proceeds from the offering for general corporate and working capital purposes, a majority of which is expected to be used for the Company's West Coast expansion.

The Purchase Agreement contains customary representations and warranties and covenants of the Company and is subject to customary closing conditions. The Company anticipates that the Offering will close on or about June 11, 2014, subject to the satisfaction or waiver of the closing conditions.

In addition, under the Purchase Agreement, the Company has agreed to register the Shares under the Securities Act of 1933, as amended, for resale by the Investors. The Company has committed to file a registration statement on Form S-3 by the 30th day following the closing of the Offering and to cause the registration statement to become effective by the 90th day following the closing (or, in the event of a “full review” by the Securities and Exchange Commission, the 120th day following the closing). The Purchase Agreement provides for liquidated damages upon the occurrence of certain events, including, but not limited to, the failure by the Company to cause the registration statement to become effective by the deadlines set forth above. The amount of the liquidated damages is 1.0% of the aggregate subscription amount paid by an Investor for the Shares affected by the event that are still held by the Investor upon the occurrence of the event, due on the date immediately following the event that caused such failure (or the 30th day following such event if the event relates to the suspension of the registration statement), and each 30 days thereafter, with such payments to be prorated on a daily basis during each 30 day period.

Under the Purchase Agreement, the Company has agreed to indemnify the Investors for liabilities arising out of or relating to (i) any untrue statement of a material fact contained in the registration statement, (ii) any inaccuracy in the representations and warranties of the Company contained in the Purchase Agreement or the failure of the Company to perform its obligations under the Purchase Agreement and (iii) any failure by the Company to fulfill any undertaking included in the registration statement, subject to certain exceptions.  The Investors, severally, and not jointly agreed to indemnify the Company against (i) any failure by such Investor to comply with the covenants and agreements contained in the Purchase Agreement and (ii) any untrue statement of a material fact contained in the registration statement to the extent such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of that Investor specifically for use in preparation of the registration statement, subject to certain exceptions.

             The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information in Item 1.01 is incorporated by reference into this Item 3.02. The Shares were offered and will be sold to the Investors under the Purchase Agreement in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D of the Securities Act. Each of the Investors represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and is acquiring the Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Shares were offered without any general solicitation by the Company or its representatives. The Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K, nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy Shares or other securities of the Company.

Item 5.07 Submission Of Matters To A Vote Of Security Holders.

The Company’s Annual Meeting of Shareholders was held on June 3, 2014 (the “Meeting”).  At the Meeting, an aggregate of 13,500,263 voting shares (including shares of our common and Series A Convertible Preferred Stock, which vote together as a single class), or 59.5% of our 22,689,081 total voting shares as of April 18, 2014, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum.  The following proposals were voted on at the Meeting (as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the SEC on April 23, 2014, the “Proxy”), with the results of such voting as follows:

Proposal
		For	Withheld
1)

The election of five (5) Directors to the Company's Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal:

	a) Benjamin P. Cowart	13,469,997	30,266
	b) Dan Borgen	13,499,518	745
	c) David Phillips	13,493,618	6,645
	d) Christopher Stratton	12,553,072	947,191
	e) Timothy Harvey	13,493,618	6,645

		For	Against	Abstain
2)	To ratify the appointment of LBB & Associates Ltd., LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2014	13,497,685	1,433	1,145

As such, each of the five (5) Director nominees were duly appointed to the Board of Directors by a plurality of the votes cast and Proposal 2 was separately ratified by the affirmative vote of a majority of the votes cast on the proposal.  There were no broker non-votes cast at the Meeting.

 Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing the entry into the Purchase Agreement and related transactions is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
10.1*	Form of Common Stock Purchase Agreement dated June 5, 2014 by and between Vertex Energy, Inc. and the purchasers named therein
99.1**	Press release dated June 6, 2014

* Filed herewith.

 ** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: June 6, 2014	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Form of Common Stock Purchase Agreement dated June 5, 2014 by and between Vertex Energy, Inc. and the purchasers named therein
99.1**	Press release dated June 6, 2014

* Filed herewith.

 ** Furnished herewith.